UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2014

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01

Item 2.01   Completion of Acquisition or Disposition of Assets.

On March 11, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired a fee simple interest in an office building comprising approximately 120,651 square feet located in the Energy Corridor of Houston, Texas and commonly known as Gulf Plaza (the “Gulf Plaza Property”) through Hartman Gulf Plaza, LLC (“Gulf Plaza LLC”), a wholly owned subsidiary of the Company.

Gulf Plaza LLC acquired the Gulf Plaza Property from thirteen (13) tenant-in-common owners including Hartman Gulf Plaza Acquisitions, L.P., an affiliate and related party to Hartman Income REIT, Inc., for a purchase price of $13,950,000, exclusive of closing costs.  Gulf Plaza LLC funded the payment of the purchase price for the Gulf Plaza Property with (1) proceeds from the Company’s ongoing public offering and (2) loan proceeds drawn under a revolving loan agreement provided by Texas Capital Bank, NA.

The Gulf Plaza Property was constructed in 1983.  The Gulf Plaza Property is 100% occupied by Gulf Interstate Engineering Company (“GIE”).  GIE is the 8th largest Houston-area energy engineering firm with total annual gross billings of over $240 million.

An acquisition fee of approximately $348,750 was earned by Hartman Advisors LLC, the Company’s advisor (the “Advisor”), in connection with the purchase of the Gulf Plaza Property.  The acquisition fee is payable to the Advisor pursuant to the terms of the advisory agreement between the Company and the Advisor.

The material terms of the agreement regarding the acquisition of the Gulf Plaza Property described herein are qualified in their entirety by the agreement attached as Exhibits 10.1 to the Current Report on Form 8-K filed by the Company on February 7, 2014 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Because it is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See Paragraph (a) above.

(c) Exhibits.

None.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: March 14, 2014	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

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